UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund’s Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund’s website (www.clipperfund.com).

Clipper Fund Shareholders Meeting

Davis Advisors cordially invites you to the 2013 Clipper Fund Shareholder Meeting with its Portfolio Managers to be held on Thursday, March 28th.

The Fund managers will discuss the investment approach and Portfolio. A question-and-answer session will follow.

Location:               The Peninsula Hotel Beverly Hills
9882 South Santa Monica Boulevard
Beverly Hills, CA 90212
Verandah Room

Time:                      9:30 A.M. – 11:00 A.M. (PDT)

Attendees:            Clipper Fund shareholders, consultants, and other interested parties.

For more information, please call 800-432-2504.

CLIPPER FUNDSM	Table of Contents

Shareholder Letter	2

Management’s Discussion of Fund Performance	12

Fund Overview	14

Expense Example	15

Schedule of Investments	16

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Notes to Financial Statements	21

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	27

Federal Income Tax Information	28

Privacy Notice and Householding	29

Directors and Officers	30

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund.  A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-432-2504, on the Fund’s website at www.clipperfund.com, and on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM	Shareholder Letter

The chart below summarizes results through December 31, 2012 for the Clipper Fund. The credit for the Fund’s satisfactory results since inception belongs to our predecessor. We were entrusted with the management of Clipper Fund on December 31, 2005 and since then have lagged the returns of the S&P 500® Index against which my co-manager Ken Charles Feinberg and I judge ourselves by about 3.4% per year.1 On both a relative and absolute basis, these results are the worst we have had to report in our careers.

As of this writing, we, our colleagues and our families have more than $80 million of our own money invested alongside our shareholders in Clipper Fund and thus share the cost of these unsatisfactory results. Moreover, we have every incentive to fix them. We are committed to Clipper Fund and believe over a long period of time the fact that it is concentrated and relatively small should be advantages that may help us make up ground in the years ahead.2

Average Annual Total Returns as of December 31, 2012
	1 Year	3 Years	5 Years	10 Years	Since Inception (2/29/84)
Clipper Fund	12.31%	9.65%	(1.76)%	2.89%	11.19%
S&P 500® Index	16.00%	10.87%	1.66%	7.10%	10.64%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.75%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies that it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated.  Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

The goal of this shareholder report is to provide our investors with the information we would want if our places were reversed. In particular, we will focus on two topics. The first is the past. The investment results generated under our watch have been unsatisfactory. We owe our shareholders an apology, an accounting and an explanation for these results. As part of this process, we will show that we have gone through such periods of underperformance before with other funds that we have managed for longer periods of time and that, despite these periods of underperformance, these funds have generated good long-term results. Although these funds are more diversified and thus may not be directly comparable to Clipper, this review will provide some evidence that periods of underperformance may be an inevitable though unpleasant part of generating satisfactory long-term results. The greatest risk during periods of underperformance may be to give up on a proven long-term investment discipline. In fact, we believe the tendency to capitulate is the major reason why so few money managers outperform over long periods of time.

The second topic is the future. Here we will make the case for why results should improve in the decade ahead and why investors should stick with us.2 In doing so, we will focus on the specific companies that make up the Portfolio today. We will show that although their share prices have languished, the vast majority of our Portfolio companies are earning significantly more than they were five years ago. In fact, over the last five years, the select group of companies that make up

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. Equity markets are volatile and an investor may lose money.

1 Past performance is not a guarantee of future results.

2 While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Clipper Fund actually grew their profits 32% cumulatively or almost 6% per year.3 Such profit growth in the face of a fairly dismal economic backdrop reinforces our conviction in the rigorous research that underlies our Investment Discipline. Moreover, our research indicates that these companies have maintained or even enhanced their competitive positions while strengthening their balance sheets and investing appropriately for growth. Despite these facts, the companies that make up the Portfolio currently trade at a meaningful discount to the market averages. Specifically, these companies are currently generating an owner earnings yield of more than 7.5% based on our calculation of 2012 adjusted profits compared to a reported earnings yield of 7.1% for the S&P 500® Index as calculated by Standard & Poor’s.4 For 2013 we estimate that our portfolio companies could generate an earnings yield of almost 8%. The combination of growing profits, falling stock prices, durable businesses and low valuations forms the basis of our optimism about future results. In a final observation about the future, we will demonstrate why the growing tendency of the companies we own to repurchase shares has created a silver lining to this period of poor stock returns as the value of such repurchase programs increases when prices are lower.

If the tone of this report seems less reserved than usual, this is because we want to be crystal clear about why we are convinced that returns should be much more satisfactory in the years ahead. We do so not to be promotional but rather because we feel a responsibility to help ensure that investors who have already come through these difficult times can be with us for the improved returns we expect in the decade ahead.

Performance Review

As always, the first order of business is to provide an accounting of our investment results. Before discussing our relative returns, we want to make a general comment about the absolute returns reported in the chart. Specifically, investors need only turn on the financial news or glance at the financial press to be reminded that stocks have been mired in a bear market. “Invest in Stocks? Forget About It!” screams a front-page headline from USA Today.5 The article goes on to state the “long-running story about how stocks are the safest way to build wealth seems tired, dated and less believable.” Given this background of negative sentiment, it is worth noting that the absolute returns shown in the chart, both for stocks in general and Clipper Fund in particular, while not anywhere near the heady numbers of the 1990s bull market, are far from the disaster investors might expect based on today’s headlines. With the exception of the five year results, which while not catastrophic are certainly anemic and in our case slightly negative, the absolute returns in all other columns are reasonably positive and in a number of cases quite satisfactory. We draw your attention to these absolute returns not because they are outstanding but simply because they contrast so sharply with the negative sentiment surrounding stock investing. In fact, despite largely positive returns, rising dividend yields and relatively low valuations, investors have withdrawn money from stock funds in record numbers, choosing instead to invest in bonds yielding less than 2% and money market funds with no yield whatsoever.6

While a 10 year total return of 3%-7% may not excite many investors, the fact that this result was earned in a decade that included two wars, an unprecedented nationwide collapse of home values, the greatest banking and financial crisis since the 1930s, the euro crisis, the fiscal cliff, and the Great Recession should give investors some confidence in the resiliency of the stock market. In addition, the fact that the valuation of the U.S. stock market based both on dividend yields and price-earnings multiples is currently significantly lower than it was 10 years ago should be an added comfort. But, human nature being what it is, investors continue the self-destructive tendency to follow the crowd and respond to the media.

3 Source: Wilshire Atlas. Earnings and stock prices are for a static portfolio of all companies held in the Fund as of 12/31/12. Weighting of companies is based on 12/31/12 holdings. Twenty-two companies were in the study, which is a majority of the Fund’s holdings in both time periods. Past performance is not a guarantee of future results.

4 Owner earnings yield is Davis Selected Advisers’ estimate of the amount of cash that a purchaser of an entire company could withdraw from a company while still investing to maintain current operations. It is not the same as the return that a minority investor purchasing shares in the same company would realize. Estimated owner earnings yield represents a single data point about a company. No such data point can, by itself, guide an investor as to what securities should be bought or sold or when to buy and sell them. We caution our shareholders not to give this calculation undue weight.

5 USA Today, May 8, 2012.

6 Common stocks and bonds represent different asset classes subject to different risks and rewards. Unlike bonds, the Fund does not offer a fixed rate of return if held to maturity, and the Fund has risks not associated with holding a bond. Bonds are considered to have less risk than equities. Future economic events may favor one asset class over another.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Turning from absolute returns to relative returns, the chart presents a less sanguine picture, with our relative results trailing in all but the longest periods. Before discussing the periods of time for which we are solely responsible, it is worth commenting on the poor 10 year results, which represent a combination of three years of our predecessor’s management and seven years of ours. Unfortunately, this combination of time periods captures the worst of both. Although our predecessor had an excellent long-term record, their results during the three years from 2002-2005 were weak, trailing the S&P 500® Index by more than 6% per year. In the ensuing seven years under our management, the Fund’s results lagged by about 3.4% per year.7 Putting these two weak stretches together produces the very poor 10 year results reported here.

Turning to the periods that are our sole responsibility, it may be most useful to focus on the trailing five years as results in this period are the worst on both an absolute and relative basis.

Without question, lagging the Index by 3.4% per year over this period and producing a negative absolute return is a disappointing result that unequivocally falls short of our goals. However, it is not unprecedented within the context of the satisfactory long-term record we have achieved in funds that have been under our management for significantly longer periods of time. For example, it may be helpful to consider the record of the Davis New York Venture Fund, a fund that we have managed since 1969.8 Although this Fund is more diversified than Clipper Fund, we manage it with the same research-based, long-term investment philosophy and believe that its record, while not directly comparable, may help illustrate the idea that a very good long-term investment record will include periods of underperformance.

With that disclaimer, we would note that since 1969, Davis New York Venture Fund has achieved a compound annual growth rate of 11.5% per year versus about 9.5% for the market.9 While that may not sound like a large difference, it means that an investor who entrusted us with $10,000 at inception would now have $1.2 million versus approximately $550,000 if the same $10,000 had been invested in the S&P 500® Index. Over this long time period, we outperformed the Index in roughly 75% of all five year periods. However, by the same math, we underperformed in roughly 25% of all five year periods, including no fewer than five stretches when we trailed by more than 2% per year. In all cases, going back to 1969, every five year period of lagging results was followed by a five year stretch in which we more than made up the lost ground.10

Average Annual Total Returns as of December 31, 2012
	1 Year	5 Years	10 Years
Davis New York Venture Fund Class A
with a maximum 4.75% sales charge	7.37%	(1.92)%	6.09%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio for Class A shares as of the most recent prospectus was 0.90%. The total annual operating expense ratio may vary in future years. Returns and expenses for other classes of shares will vary. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit davisfunds.com or call 800-279-0279.

7 Past performance is not a guarantee of future results.

8 Davis New York Venture Fund is sold under a separate prospectus. Past performance is not a guarantee of future results. This discussion is provided to serve as a factual basis for the proposition that equity markets are volatile and over the long term it is very likely that an investor may experience shorter periods of underperformance.

9 Class A shares without a sales charge. Past performance is not a guarantee of future results. Inception date is February 17, 1969.

10 Class A shares without a sales charge. There is no guarantee that periods of underperformance will be followed by outperformance. Past performance is not a guarantee of future results. See endnotes for a description of 5 year Under/Outperformance.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

To use an example closer to home, our predecessors in managing Clipper Fund built an outstanding long-term record from the time they started the Fund in 1984 until they stepped down in 2005, outperforming the market by almost 2% per year for more than 20 years. However, even under their excellent management, the Fund still underperformed in roughly half of all five year periods since its inception, including one five-year stretch when it trailed by almost 7% per year.11 In short, although the last five years have been maddening and disappointing, a review of Clipper Fund’s long history under our predecessor’s management as well as our own long-term results in managing other more diversified funds indicate that this period is not an outlier in either magnitude or duration.

In the remainder of this report, our goal is to focus on the future rather than the past. Specifically, we want to present the facts and data that give us confidence that the companies we own are undervalued and that investment returns should be much better in the years ahead. While investment fads come and go, the fundamental truth is stocks represent ownership interests in real businesses. If we are correct in our analysis of the businesses, then their stock prices will eventually reflect our positive outlook. This is the basic reason we intend to stick with the long-term, research-based Investment Discipline that has served us well for more than 40 years. We believe being out of sync with the market, while never comfortable, is a necessary requirement of successful, long-term investment management. Because of human nature, however, the most common investor response to a period of underperformance is to give up on a proven investment discipline at exactly the wrong time. The inevitable but unfortunate consequence of this capitulation is to make temporary underperformance permanent. In order to avoid this tendency, we find it helpful to focus on the performance of the underlying businesses rather than their stocks. This is the topic to which we now turn.

Portfolio Outlook

Before discussing the prospects of the companies that make up the Portfolio, it is useful to be more precise about terminology. For example, in the chart shown at the beginning of this report, performance is essentially measured by changes in the stock prices of the companies we own plus their dividends less fees and expenses. For example, over the last five years, the chart indicates that the performance of the Portfolio was a decline of a bit less than 2% per year. However, changes in price are not the same as changes in value. This difference is well understood in everyday usage as captured in the old saying, “Price is what you pay, value is what you get.” More specifically, the price of an asset is determined by what an individual buyer will pay at a specific time. The value of an asset is determined by the cash it produces. Taking this one step further, a business that earns more money seems clearly more valuable by definition. For example, the owner of a private business would almost certainly measure performance based on how much money the business earns each year after all expenses. Over time, if the business consistently generates more cash each year than the year before and this trend is expected to continue then it would seem obvious the business is performing well and its value rising.

When we apply the same thought process to our Portfolio companies, a striking divergence between price and value emerges. Indeed, although the stock prices of the companies that currently make up Clipper Fund returned -3.4% per year over the last five years, the earnings per share of these same companies increased 32% or almost 6% per year during that same period. While earnings are not a perfect proxy for value and while we certainly take into account a range of other metrics, this is as sharp a divergence as we have seen in our careers.

Looking ahead, these same companies seem well positioned to continue growing at a respectable rate. Based on metrics like balance sheet strength, market share, cost structure, brand awareness, and economies of scale many of our core holdings such as American Express, Berkshire Hathaway, Costco, CVS Caremark, Wells Fargo, and Google are actually in a stronger position now than five years ago.12 In addition to the household names mentioned above, solid progress has also been made in a number of companies that may not be as well known but are definitely well managed. These “out-of-the-spotlight” companies include Loews, a holding company ably run for two generations by members of the Tisch family; Alleghany, a conservatively managed insurance company; and Oaktree Capital, a first-class fixed income investment management operation.

11 Past performance is not a guarantee of future results.
12 Individual securities are discussed in this piece. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. The return of a security to the Fund will vary based on weighting and timing of purchase. This is not a recommendation to buy, sell or hold any specific security. Past performance is not a guarantee of future results.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

In addition to the companies that are well positioned and have grown their value despite falling stock prices, the Portfolio also includes some companies whose value has fallen. These holdings represent our investment mistakes and, as always, we owe our investors an accounting for them. The first is Hewlett-Packard where a series of unwise acquisitions and management turnover have resulted in a permanent and substantial destruction of value. We have held onto the shares as we believe the decline in share price has been even greater than the destruction of value, but we continue to weigh this balance carefully. Second, although we purchased shares of RHJ International at a discount to reported book value, this book value has declined substantially. Moreover, the company’s acquisition of a British merchant bank, its announced acquisition of a German private bank and its reported bids for businesses ranging from the European division of General Motors to a failing German commercial bank have made RHJ’s underlying value more opaque and investors anxious. As a result, in addition to declining book value, the discount at which the shares trade relative to reported book value has significantly widened generating a further loss. While the destruction of book value has been substantial, as of this writing we continue to own some shares as they currently trade at a more than 50% discount to this value.

In addition to the prospects of the individual companies that make up the Portfolio, the broader economy, while certainly not robust, has absorbed the shocks of the residential real estate decline and financial crisis and seems to be in a somewhat healthier position, with unemployment trending down and home prices stabilizing and, in most markets, beginning to rise modestly.

Turning to valuation, in aggregate our Portfolio companies seem cheap when compared to their own histories, equity averages and, most dramatically, fixed income securities of any kind. More specifically, the companies that make up Clipper Fund currently trade at about 13.5 times our calculation of trailing owner earnings or a 7.5% earnings yield versus about 14 times or 7.1% for the S&P 500® Index as calculated and reported by Standard and Poor’s. Even more striking, if current trends continue, we estimate that our Portfolio companies could approach an 8% earnings yield in 2013.13

In short, the reason we are so positive about prospects for improved results in the years ahead is simply because we see such a wide gap between price and value. The Portfolio is anchored by companies that have grown their value and improved their competitive positions while their share prices have lagged to the point that they now trade at below-average valuations.

While waiting for the gap between price and value to close has been frustrating, we see a silver lining to this period that bears mentioning. This silver lining is based on understanding how our Portfolio companies are increasingly using the earnings they generate.

In general, when a company generates a profit, management is responsible for deciding what to do with the money, typically choosing among six alternatives. First, management can spend these earnings to expand the company’s capacity, deciding, for example, to build new factories. While such capital spending can be an attractive use of cash when the economy is robust and customer demand is surging, it may turn out to be a waste in sluggish times like these. Second, management can use the cash to acquire other companies. Although this is a very popular choice as it raises the prestige and often the income of the CEO while generating fees for investment bankers, the data overwhelmingly indicates that most large acquisitions destroy value. How can it be otherwise when the sellers know so much more about what they are selling than the buyers can know about what they are buying? In commenting on the risk of acquisitions, David Packard, who along with his partner Bill Hewlett created what was for decades one of the greatest companies in America, rightly observed, “More companies die from indigestion than starvation.” Third, management can just let the cash accumulate on the company’s balance sheet. To do so when the cash earns virtually 0% without a clearly articulated rationale for how the cash might be deployed in the future reflects a startlingly common disregard of shareholders and basic economics. Fourth, the company can pay down outstanding debt. However, the fact that most leading companies are currently underleveraged at the very time that borrowing costs are at historic lows makes debt reduction an irrational alternative for most companies today. Fifth, management can choose to return the cash to shareholders by paying dividends. While this alternative clearly benefits shareholders and can create a sound culture of fiscal discipline, paying dividends is not an efficient use of cash because dividends are taxed twice: first at the corporate level and again when shareholders receive the dividends. Moreover, given the state of our government’s finances, it seems prudent to assume that the trend toward higher tax rates on dividends and income will continue in the years ahead.

13 Past performance is not a guarantee of future results.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

The final alternative creates a silver lining to the widening gap between price and value mentioned above. Management can use the cash to repurchase shares. Whether or not this is a good choice depends on one simple question: Are the shares undervalued? If they are, then the opportunity for management to repurchase shares for less than they are worth is a relatively low risk and tax-efficient way to increase shareholder value. In fact, the more the share price declines the greater the value created by share repurchases.

In Berkshire Hathaway’s 2011 annual report, Warren Buffett explains this counterintuitive dynamic by noting when Berkshire buys “stock in a company that is repurchasing shares, we hope for two events: First, we have the normal hope that earnings of the business will increase at a good clip for a long time to come; and second, we also hope that the stock underperforms in the market for a long time as well. … The logic is simple: If you (own) … a company that is repurchasing shares, you are hurt when stocks rise. You benefit when stocks swoon.”

This logic becomes crystal clear if you imagine that you own a business with only one other partner. If you plan to gradually buy out your partner’s interest in the business, then it seems obvious that you would want the business to do well and your partner to sell you shares at a lower price rather than higher price. What is true when there is only one other shareholder is equally true when there are thousands of other shareholders. Buying at lower prices increases future returns.

The fact that stock prices of so many of our companies have lagged their earnings growth means that the returns generated by share repurchases should be increasing, creating an important silver lining to the weak market performance of recent years. In addition, because this topic is so poorly understood and rarely discussed by market commentators, it is a source of differentiation for our Portfolio that should help relative returns in the years ahead. The vast majority of our holdings repurchased shares last year and at many of our companies the amount repurchased is accelerating. For example, in 2012, Bank of New York Mellon repurchased 4% of shares outstanding, Bed Bath & Beyond more than 6%, CVS Caremark more than 7%, and Ameriprise a remarkable 11%. As a final benefit, significant share repurchase programs (as well as dividends) can help investors be more dispassionate about stock price volatility. Put differently, with disciplined capital allocation many of our Portfolio companies should be able to build shareholder value in the face of an anemic economy while actually benefiting from their lagging stock prices and the market volatility that worries so many investors.

Conclusion

Thomas Jefferson famously said, “I like the dreams of the future better than the history of the past.” In preparing this report, we have given weight to both the past and the future by providing an accounting of our trailing results and the facts and data underlying our positive outlook. Like Jefferson, we have come to conclude that we too like the future outlook better than the past history.

Although we are deeply disappointed by the Fund’s trailing results, our study of history indicates that such periods are a difficult but necessary component of achieving satisfactory long-term returns. The fact that this period is not an outlier in magnitude or duration in either our Firm’s history or that of our predecessor and that in the past such periods of lagging results have always been followed by periods of improved results strengthens our determination to stick with our proven investment discipline.

Importantly, this determination is not based on stubborn optimism or Jeffersonian dreams but on a simple understanding of the difference between price and value. Specifically, while the prices of the companies that make up Clipper Fund have languished over the last five years, their value has increased significantly. Evidence of this increasing value includes the fact that these companies are now earning 32% more than they were five years ago. Moreover, our research indicates that far from being 10-year-old racehorses whose past record of achievement has little to do with future prospects, our Portfolio companies have generally maintained or improved their competitive position, financial strength and growth outlook.

While companies with such characteristics might normally be expected to trade at premium valuations, our Portfolio currently trades at a discount to the market averages, the logical consequence of five years of rising earnings and falling prices. Although falling valuations have hurt our past results, a corresponding stabilization or improvement in valuations could meaningfully improve our future returns. Furthermore, as so many of our companies are committed to significant share repurchase programs whose value increases at lower valuations, it is not necessary for investor perceptions to change for returns to improve.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Matt Ridley, the science writer, concluded the introduction to his excellent book The Rational Optimist by saying, “I am a rational optimist … because I have arrived at the optimism not through temperament or instinct, but by looking at the evidence.” Similarly, we arrive at our optimism about the prospects for Clipper Fund by looking at the evidence. In presenting this evidence, it is our hope that those investors who have come through this difficult period will remain invested for the better times we see ahead.

We thank you for your continued trust.

Sincerely,

 Christopher C. Davis                                                                                          Kenneth Charles Feinberg
 President & Portfolio Manager                                                                         Portfolio Manager

February 4, 2013

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Before investing in Davis New York Venture Fund, you should carefully consider the Fund’s investment objective, risks, charges, and expenses. The prospectus contains this and other information about the Fund. You can obtain a current Davis New York Venture Fund prospectus by visiting davisfunds.com or calling 800-279-0279. Please read the prospectus carefully before investing or sending money.

This material is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.

Objective and Risks. Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund’s total portfolio; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problems affecting financial companies; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; under $10 billion market capitalization risk: small- and mid-size companies typically involve more risk than larger, more mature companies; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company’s stock may never recover or may become worthless; and fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. As of December 31, 2012, the Fund had approximately 12.9% of assets invested in foreign companies. See the prospectus for a complete description of the principal risks.

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problems affecting financial companies; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; emerging market risk: securities of issuers in emerging and developing markets may present risks not found in more mature markets; foreign currency risk: the change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency; trading markets and depositary receipts risk: depositary receipts involve higher expenses and may trade at a discount (or premium) to the underlying security; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company’s stock may never recover or may become worthless; and fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. As of December 31, 2012, the Fund had approximately 16.1% of assets invested in foreign companies. See the prospectus for a complete description of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include “forward-looking statements” which may or may not be accurate over the long term. Forward-looking statements can be identified by words like “believe,” “expect,” “anticipate,” or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

The information provided in this material should not be considered a recommendation to buy, sell, or hold any particular security. As of December 31, 2012, the top ten holdings of Clipper Fund were:

American Express Co.	12.48%
Berkshire Hathaway Inc., Class A	9.37%
Costco Wholesale Corp.	8.92%
CVS Caremark Corp.	8.18%
Loews Corp.	7.06%
Canadian Natural Resources Ltd.	6.88%
Bank of New York Mellon Corp.	6.55%
Alleghany Corp.	5.23%
Oaktree Capital Group LLC, Class A	5.22%
Google Inc., Class A	4.19%

As of December 31, 2012, the top ten holdings of Davis New York Venture Fund were:

Bank of New York Mellon Corp.	6.64%
Wells Fargo & Co.	5.74%
CVS Caremark Corp.	5.57%
American Express Co.	5.54%
Google Inc., Class A	5.08%
Berkshire Hathaway Inc., Class A	4.41%
Bed Bath & Beyond Inc.	3.46%
Costco Wholesale Corp.	2.99%
Monsanto Co.	2.96%
Canadian Natural Resources Ltd.	2.92%

Clipper Fund and Davis Funds have adopted Portfolio Holdings Disclosure policies that govern the release of non-public portfolio holding information. These policies are described in the prospectuses. Holding percentages are subject to change. Visit clipperfund.com or call 800-432-2504 or davisfunds.com or call 800-279-0279 for the most current public portfolio holdings information.

5 Year Under/Outperformance. Davis New York Venture Fund’s average annual total returns were compared against the returns of the S&P 500® Index for each 5 year period ending December 31 from 1974 to 2012. The Fund’s returns assume an investment on the first day of each period with all dividends and capital gain distributions reinvested for the time period. The Fund’s returns do not include a sales charge. If a sales charge were included returns would be lower. The figures reflect past results; past performance is not a guarantee of future results. There can be no guarantee that the Fund will continue to deliver consistent investment performance. The performance presented includes periods of bear markets when performance was negative. Equity markets are volatile and an investor may lose money. Returns for other share classes will vary.

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its funds and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors’ products; placement on a list of offered products; access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors’ payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

We gather our index data from a combination of reputable sources, including, but not limited to, Thomason Financial, Lipper and index websites. The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in an index.

After April 30, 2013, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund and Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

12/12 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Management’s Discussion of Fund Performance

Performance Overview

Clipper Fund delivered a total return on net asset value of 12.31% for the year ended December 31, 2012. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 16.00%. The Index turned in a strong performance with individual sectors1 within the Index increasing by as much as 30% (Financials) or as little as 1% (Utilities). The sectors within the Index that turned in the strongest performance over the year were Financials and Consumer Discretionary. The sectors within the Index that turned in the weakest (but still positive) performance over the year were Utilities and Energy.

Factors Impacting the Fund’s Performance

Energy companies were the most important detractor2 from the Fund’s performance. The Fund’s Energy companies under-performed the corresponding sector within the Index, but benefited from a lower relative average weighting in this weaker performing sector. Canadian Natural Resources3 was the single most important detractor from performance.

Information Technology companies were also an important detractor from the Fund’s performance. The Fund’s Information Technology companies under-performed the corresponding sector within the Index and had a lower relative average weighting. Google was among the most important contributors to performance. Hewlett-Packard was among the most important detractors from performance.

The Fund continued to have more invested in Financial companies than in any other sector. Financial companies were the most important contributor to the Fund’s absolute performance, but detracted from its performance relative to the Index. The Fund’s Financial companies under-performed the corresponding sector within the Index, but benefited from a higher relative average weighting in this stronger performing sector. American Express, Bank of New York Mellon, Berkshire Hathaway, Wells Fargo, and Loews were among the most important contributors to performance. Julius Baer was among the most important detractors from performance.

Consumer Staple companies were also an important contributor to the Fund’s performance. The Fund’s Consumer Staple companies out-performed the corresponding sector within the Index and had a higher relative average weighting. Costco Wholesale and CVS Caremark were among the most important contributors to performance.

The Fund had approximately 13% of its net assets invested in foreign companies at December 31, 2012. As a whole, those companies under-performed the domestic companies held by the Fund.

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund’s principal risks are: stock market risk, manager risk, common stock risk, focused portfolio risk, financial services risk, foreign country risk, under $10 billion market capitalization risk, headline risk, and fees and expenses risk.  See the prospectus for a full description of each risk.

Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

CLIPPER FUNDSM	Management’s Discussion of Fund Performance - (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2002

Average Annual Total Return for periods ended December 31, 2012

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	12.31%	(1.76)%	2.89%	11.19%	0.75%	0.75%
Standard & Poor’s 500® Index	16.00%	1.66%	7.10%	10.64%

In 2009, the Fund received favorable class action settlements from companies which it no longer owns.  These settlements had a material impact on the investment performance of the Fund, adding approximately 5% to the Fund’s total return in 2009.  This was a one-time event that is unlikely to be repeated.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Clipper Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006.  A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
December 31, 2012

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/12 Net Assets)		(% of 12/31/12 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	83.51%	Diversified Financials	31.92%	6.45%
Common Stock (Foreign)	12.94%	Insurance	24.72%	3.99%
Short-Term Investments	3.83%	Food & Staples Retailing	18.52%	2.35%
Other Assets & Liabilities	(0.28)%	Information Technology	8.86%	18.96%
	100.00%	Energy	7.13%	10.94%
		Banks	3.54%	2.84%
		Automobiles & Components	2.51%	0.82%
		Retailing	1.50%	4.13%
		Food, Beverage & Tobacco	1.30%	5.91%
		Health Care	−	12.38%
		Capital Goods	−	7.80%
		Materials	−	3.61%
		Media	−	3.54%
		Other	−	16.28%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/12 Net Assets)

American Express Co.	Consumer Finance	12.48%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	9.37%
Costco Wholesale Corp.	Food & Staples Retailing	8.92%
CVS Caremark Corp.	Food & Staples Retailing	8.18%
Loews Corp.	Multi-line Insurance	7.06%
Canadian Natural Resources Ltd.	Energy	6.88%
Bank of New York Mellon Corp.	Capital Markets	6.55%
Alleghany Corp.	Reinsurance	5.23%
Oaktree Capital Group LLC, Class A	Capital Markets	5.22%
Google Inc., Class A	Software & Services	4.19%

New Positions Added (01/01/12 - 12/31/12)
(Highlighted positions are those greater than 4% of the Fund’s 12/31/12 net assets)
		Date of 1st	% of Fund’s 12/31/12
Security	Industry	Purchase	Net Assets

Everest Re Group, Ltd.	Reinsurance	02/29/12	1.23%
Google Inc., Class A	Software & Services	04/16/12	4.19%
Markel Corp.	Property & Casualty Insurance	12/19/12	0.95%

Positions Closed (01/01/12 - 12/31/12)
(Gains greater than $8,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain

Iron Mountain Inc.	Commercial & Professional Services	12/17/12	$7,901,282
Merck & Co., Inc.	Pharmaceuticals, Biotechnology
	& Life Sciences	05/08/12	8,693,029
Roche Holding AG - Genusschein	Pharmaceuticals, Biotechnology
	& Life Sciences	12/10/12	3,587,033
Transatlantic Holdings, Inc.	Reinsurance	03/06/12	1,067,772

CLIPPER FUNDSM	Expense Example

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended December 31, 2012.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/12)	(12/31/12)	(07/01/12-12/31/12)

Actual	$1,000.00	$1,069.53	$3.85
Hypothetical	$1,000.00	$1,021.42	$3.76

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.74%)**, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
December 31, 2012

	Shares/Units	Value (Note 1)
COMMON STOCK – (96.45%)
CONSUMER DISCRETIONARY – (3.86%)
Automobiles & Components – (2.42%)
Harley-Davidson, Inc.	502,260	$24,530,378
Retailing – (1.44%)
Bed Bath & Beyond Inc. *	262,500	14,668,500
	Total Consumer Discretionary	39,198,878
CONSUMER STAPLES – (19.12%)
Food & Staples Retailing – (17.86%)
Brazil Pharma S.A. (Brazil)	1,100,000	7,736,264
Costco Wholesale Corp.	916,391	90,548,595
CVS Caremark Corp.	1,715,900	82,963,765
		181,248,624
Food, Beverage & Tobacco – (1.26%)
Diageo PLC (United Kingdom)	436,860	12,724,247
	Total Consumer Staples	193,972,871
ENERGY – (6.88%)
Canadian Natural Resources Ltd. (Canada)	2,418,674	69,827,118
	Total Energy	69,827,118
FINANCIALS – (58.04%)
Banks – (3.42%)
Commercial Banks – (3.42%)
SKBHC Holdings LLC *(a)	1,737	6,910,781
Wells Fargo & Co.	811,300	27,730,234
		34,641,015
Diversified Financials – (30.78%)
Capital Markets – (15.48%)
Ameriprise Financial, Inc.	255,169	15,981,235
Bank of New York Mellon Corp.	2,585,889	66,457,347
Goldman Sachs Group, Inc.	73,100	9,324,636
Julius Baer Group Ltd. (Switzerland)	349,130	12,430,006
Oaktree Capital Group LLC, Class A	1,163,709	52,937,122
		157,130,346
Consumer Finance – (12.48%)
American Express Co. (b)	2,202,333	126,590,101
Diversified Financial Services – (2.82%)
Cielo S.A. (Brazil)	239,965	6,679,172
RHJ International (Belgium)*	4,150,595	21,943,191
		28,622,363
		312,342,810
Insurance – (23.84%)
Multi-line Insurance – (7.06%)
Loews Corp. (b)	1,756,800	71,589,600
Property & Casualty Insurance – (10.32%)
Berkshire Hathaway Inc., Class A *	709	95,048,540
Markel Corp. *	22,400	9,708,608
		104,757,148

CLIPPER FUNDSM	Schedule of Investments - (Continued)
December 31, 2012

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Reinsurance – (6.46%)
Alleghany Corp. *	158,303	$53,097,992
Everest Re Group, Ltd.	113,500	12,479,325
		65,577,317
		241,924,065
Total Financials		588,907,890
INFORMATION TECHNOLOGY – (8.55%)
Semiconductors & Semiconductor Equipment – (1.48%)
Texas Instruments Inc.	485,300	15,020,035
Software & Services – (5.79%)
Google Inc., Class A *	60,000	42,555,600
Microsoft Corp.	603,229	16,118,279
		58,673,879
Technology Hardware & Equipment – (1.28%)
Hewlett-Packard Co.	912,300	13,000,275
Total Information Technology		86,694,189
TOTAL COMMON STOCK – (Identified cost $805,095,350)		978,600,946
SHORT-TERM INVESTMENTS – (3.83%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.18%, 01/02/13, dated 12/31/12, repurchase value of $16,879,169 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-4.50%, 04/01/42-11/01/42, total market value $17,216,580)	$16,879,000	16,879,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/02/13, dated 12/31/12, repurchase value of $21,973,330 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 09/20/40-10/15/40, total market value $22,412,460)	21,973,000	21,973,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $38,852,000)		38,852,000

Total Investments – (100.28%) – (Identified cost $843,947,350) – (c)	1,017,452,946
Liabilities Less Other Assets – (0.28%)	(2,822,803)
Net Assets – (100.00%)	$1,014,630,143

*	Non-Income producing security.

(a)	Restricted security – See Note 6 of the Notes to Financial Statements.

(b)	A portion of these securities is pledged to cover unfunded capital commitments at December 31, 2012.

(c)	Aggregate cost for federal income tax purposes is $855,085,029. At December 31, 2012 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$276,471,184
Unrealized depreciation	(114,103,267)
Net unrealized appreciation	$162,367,917

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At December 31, 2012

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$1,017,452,946
Cash	1,353
Receivables:
Capital stock sold	662,798
Dividends and interest	435,826
Investment securities sold	2,634,983
Prepaid expenses	62,609
Total assets	1,021,250,515
LIABILITIES:
Payables:
Capital stock redeemed	5,729,142
Accrued management fee	490,481
Other accrued expenses	400,749
Total liabilities	6,620,372
NET ASSETS	$1,014,630,143
SHARES OUTSTANDING	14,735,056
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$68.86
NET ASSETS CONSIST OF:
Paid in capital	$1,213,109,406
Undistributed net investment income	171,972
Accumulated net realized losses from investments	(372,154,036)
Net unrealized appreciation on investments and foreign currency transactions	173,502,801
Net Assets	$1,014,630,143

*Including:
Cost of Investments	$843,947,350

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the year ended December 31, 2012

INVESTMENT INCOME:
Income:
Dividends*	$25,999,510
Interest	37,315
Total income	26,036,825

Expenses:
Management fees (Note 3)	$5,746,605
Custodian fees	153,455
Transfer agent fees	1,439,295
Audit fees	46,800
Legal fees	47,458
Reports to shareholders	132,294
Directors’ fees and expenses	90,763
Registration and filing fees	57,560
Excise tax expense (Note 1)	2,848
Miscellaneous	124,013
Total expenses		7,841,091
Expenses paid indirectly (Note 4)		(90)
Net expenses		7,841,001
Net investment income		18,195,824

REALIZED & UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions	53,389,916
Foreign currency transactions	18,686
Net realized gain	53,408,602
Net increase in unrealized appreciation	48,989,970
Net realized and unrealized gain on investments and foreign currency transactions	102,398,572
Net increase in net assets resulting from operations	$120,594,396

*Net of foreign taxes withheld as follows	$228,445

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

Year ended December 31,
2012	2011

OPERATIONS:
Net investment income	$18,195,824	$11,734,409
Net realized gain from investments and foreign currency transactions	53,408,602	45,835,990
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	48,989,970	(33,694,815)
Net increase in net assets resulting from operations	120,594,396	23,875,584

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(19,704,424)	(14,384,000)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(119,690,308)	(129,157,598)
Total decrease in net assets	(18,800,336)	(119,666,014)

NET ASSETS:
Beginning of year	1,033,430,479	1,153,096,493
End of year*	$1,014,630,143	$1,033,430,479

*Including undistributed net investment income of	$171,972	$330,864

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (“Fund”) (a California corporation) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Fund’s investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are stated at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued.  Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation standardized methodologies used by the Fund for equity securities include, but are not limited to, pricing securities by adjusting the value based on changes in an appropriate securities index and applying liquidity discounts.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Equity securities:
Consumer discretionary	$39,198,878	$–	$–	$39,198,878
Consumer staples	181,248,624	12,724,247	–	193,972,871
Energy	69,827,118	–	–	69,827,118
Financials	547,623,912	34,373,197	6,910,781	588,907,890
Information technology	86,694,189	–	–	86,694,189
Short-term securities	–	38,852,000	–	38,852,000
Total Investments	$924,592,721	$85,949,444	$6,910,781	$1,017,452,946

Level 1 to Level 2 Transfers**:
Consumer staples	$12,724,247
Financials	34,373,197
Total	$47,097,444

Level 2 to Level 1 Transfers**:
Financials	$52,937,122

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**The application of fair value procedures for securities traded on foreign exchanges and the initial public offering of an investment triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2012.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2012:

Investment Securities:
Beginning balance	$6,874,973
Decrease in unrealized depreciation	35,808
Ending balance	$6,910,781

Decrease in unrealized depreciation during the period on Level 3 securities still held at December 31, 2012 and included in the change in net assets for the year	$35,808

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the year. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value.  Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Fair Value at	Valuation	Unobservable
Investments at Value	December 31, 2012	Technique	Input	Amount
Equity securities	$6,910,781	Index-based value adjustment with liquidity discount	Discount rate	25%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund’s investment.  Generally, an increase in discount rates would result in a decrease in the fair value of the investment.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required.  The Fund incurred a 2011 federal excise tax liability of $2,848 during the year ended December 31, 2012.  The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax would be required in the Fund’s financial statements related to those tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

The Regulated Investment Company Modernization Act of 2010 requires that capital loss carryforwards with no expiration, if any, be utilized before capital loss carryforwards with expiration dates. At December 31, 2012, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Pre-Enactment Expiring
12/31/2017	$355,532,000
12/31/2018	5,484,000
Total	$361,016,000

Utilized in 2012	50,844,000

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and net operating losses.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2012, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $1,349,708, an increase in accumulated net realized losses from investments and foreign currency transactions of $1,346,860, and a decrease in paid in capital of $2,848.  Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	2012	2011
Ordinary income	$19,704,424	$14,384,000
Long-term capital gain	–	–
Return of capital	–	–
Total	$19,704,424	$14,384,000

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$171,972
Accumulated net realized losses from investments and
foreign currency transactions	(361,016,357)
Net unrealized appreciation on investments	162,365,122
Total	$(198,479,263)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate the Fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. Unfunded capital commitments are recorded when capital calls are requested. As of December 31, 2012, unfunded capital commitments amounted to $8,213,084.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2012 were $56,591,830 and $262,286,877, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser.  The Fund pays no fees directly to DSA-NY.

Certain officers of the Fund are also officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser.  The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion.  Advisory fees paid during the year ended December 31, 2012 approximated 0.55% of average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services during the year ended December 31, 2012 amounted to $61,872. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider.  Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $90 during the year ended December 31, 2012.

NOTE 5 - CAPITAL STOCK

At December 31, 2012, there were 200 million shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Year ended		Year ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	1,328,945	$88,777,969	1,915,332	$121,988,211
Shares issued in reinvestment
of distributions	268,156	18,610,015	219,046	13,574,387
	1,597,101	107,387,984	2,134,378	135,562,598
Shares redeemed	(3,396,310)	(227,078,292)	(4,209,710)	(264,720,196)
Net decrease	(1,799,209)	$(119,690,308)	(2,075,332)	$(129,157,598)

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities amounted to $6,910,781 or 0.68% of the Fund’s net assets as of December 31, 2012. Information regarding restricted securities is as follows:

Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of December 31, 2012

SKBHC Holdings LLC	11/08/10	1,737	$5,000.00	$3,977.70

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$62.50	$61.96	$54.56	$39.98		$81.00

Income (Loss) from Investment Operations:
Net Investment Income	1.16a	0.66a	0.55a	0.46		0.83
Net Realized and Unrealized Gains (Losses)	6.54	0.75	7.48	14.58		(40.99)
Total from Investment Operations	7.70	1.41	8.03	15.04		(40.16)

Dividends and Distributions:
Dividends from Net Investment Income	(1.34)	(0.87)	(0.63)	(0.46)		(0.83)
Distributions from Realized Gains	–	–	–	–		(0.02)
Return of Capital	–	–	–	–		(0.01)
Total Dividends and Distributions	(1.34)	(0.87)	(0.63)	(0.46)		(0.86)
Net Asset Value, End of Period	$68.86	$62.50	$61.96	$54.56		$39.98

Total Returnb	12.31%	2.29%	14.77%	37.60	%c	(49.57)%

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,015	$1,033	$1,153	$1,162		$1,084
Ratio of Expenses to Average Net Assets:
Gross	0.75%	0.75%	0.76%	0.80%		0.76%
Netd	0.75%	0.75%	0.76%	0.80%		0.76%
Ratio of Net Investment Income to Average Net Assets	1.74%	1.04%	0.96%	0.96%		1.21%
Portfolio Turnover Ratee	6%	15%	3%	15%		7%

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

c
Clipper Fund received favorable class action settlements from companies that it no longer owns. These settlements contributed roughly 5% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

d	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

e
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Clipper Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Clipper Fund, Inc., including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clipper Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 21, 2013

CLIPPER FUNDSM	Federal Income Tax Information (Unaudited)

In early 2013, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2012.  Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2012 with their 2012 Form 1099-DIV.

During the calendar year 2012, $19,704,424 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $19,704,424 or 100% as income qualifying for the corporate dividends-received deduction.

For the calendar year 2012, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes.  The Fund designates $19,704,424 or 100% as qualified dividend income.

The foregoing information is presented to assist shareholders in reporting dividends and distributions received from the Fund to the Internal Revenue Service.  Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Directors and Officers

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

Lawrence E. Harris (09/16/56)	Director	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.

Steven N. Kearsley (09/29/41)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None

Lawrence P. McNamee (09/12/34)	Director	Indefinite and since inception	Retired Educator	1	None

Norman B. Williamson (05/18/32)	Director/ Chairman	Indefinite and since inception	Private Investor	1	None

Officers

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). President of Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Chief Executive Officer, President, or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of three portfolios); Employee of Shelby Cullom Davis & Co. (registered broker/dealer); Director of each of the Davis Funds (consisting of 13 portfolios) and the Selected Funds (consisting of three portfolios); Director of Washington Post Co. (publishing company).

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President and Chief Compliance Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Clipper Fund officer since 12/19/05). Vice President and Secretary of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by contacting the Fund at 1-800-432-2504 or on the Fund’s website at www.clipperfund.com. Quarterly Fact Sheets are available on the Fund’s website at www.clipperfund.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2012 and December 31, 2011 were $46,800 and $45,600, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2012 and December 31, 2011 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2012 and December 31, 2011 were $7,590 and $7,370 , respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2012 and December 31, 2011 were $6,459 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2012 and December 31, 2011.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 11, 2013

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  March 11, 2013